                            MOHAWK INDUSTRIES, INC.
             CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA
                     (in thousands, except per share data)

                                 EXHIBIT 99.1

                                  Page 1 of 2

                                                                    Fiscal Quarters Ended
                                                   -----------------------------------------------------        Year Ended
                                                    March 28,      June 27,      Sept. 26,      Dec. 31,          Dec. 31,
                                                      1998           1998          1998          1998              1998
                                                   ----------      --------      ---------      --------        ----------
Net sales.........................................  $589,473       $689,488       $718,772      $746,887        $2,744,620
Cost of sales.....................................  $453,084       $511,882       $541,010      $557,357        $2,063,333
                                                    --------       --------       --------      --------        ----------
      Gross profit................................  $136,389       $177,606       $177,762      $189,530        $  681,287
Selling, general and administrative expenses......  $ 98,110       $109,713       $108,279      $116,089        $  432,191
Carrying value reduction of assets held for sale..                                              $  2,900        $    2,900
                                                    --------       --------       --------      --------        ----------
      Operating income............................  $ 38,279       $ 67,893       $ 69,483      $ 70,541        $  246,196
                                                    --------       --------       --------      --------        ----------
Other expense:
  Interest expense................................  $  7,990       $  8,101       $  7,245      $  7,687        $   31,023
  Acquisition costs-World pooling.................                                              $ 17,700        $   17,700
  Other expense (income), net.....................  $    (56)      $    875       $    805      $  1,043        $    2,667
                                                    --------       --------       --------      --------        ----------
                                                    $  7,934       $  8,976       $  8,050      $ 26,430        $   51,390
                                                    --------       --------       --------      --------        ----------
      Earnings before income taxes................  $ 30,345       $ 58,917       $ 61,433      $ 44,111        $  194,806
Income taxes......................................  $ 13,210       $ 22,970       $ 24,373      $ 18,999        $   79,552
                                                    --------       --------       --------      --------        ----------
      Net earnings................................  $ 17,135       $ 35,947       $ 37,060      $ 25,112        $  115,254
                                                    ========       ========       ========      ========        ==========
Basic earnings per share..........................  $   0.28       $   0.60       $   0.61      $   0.42        $     1.91
                                                    ========       ========       ========      ========        ==========
Weighted-average common shares outstanding........    60,266         60,377         60,435        60,494            60,393
                                                    ========       ========       ========      ========        ==========
Diluted earnings per share........................  $   0.28       $   0.59       $   0.61      $   0.41        $     1.89
                                                    ========       ========       ========      ========        ==========
Weighted-average common and dilutive potential
  common shares outstanding.......................    60,977         61,174         61,169        61,216            61,134
                                                    ========       ========       ========      ========        ==========

                            MOHAWK INDUSTRIES, INC.
             CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA
                     (in thousands, except per share data)

                                 EXHIBIT 99.1
                                  PAGE 2 OF 2

                                                  Fiscal Quarters Ended
                                              ----------------------------         Six Months
                                               Apr. 3,             Jul. 3,        Ended Jul. 3,
                                                1999                1999               1999
                                              --------            --------        -------------
Net sales..................................   $707,167            $790,617          $1,497,784
Cost of sales..............................   $528,838            $589,706          $1,118,544
                                              --------            --------          ----------
      Gross profit.........................   $178,329            $200,911          $  379,240
Selling, general and administrative
  expenses.................................   $122,665            $119,997          $  242,662
                                              --------            --------          ----------
      Operating income.....................   $ 55,664            $ 80,914          $  136,578
                                              --------            --------          ----------
Other expense:
  Interest expense.........................   $  7,854            $  7,753          $   15,607
  Other expense (income), net..............   $  1,708            $    280          $    1,988
                                              --------            --------          ----------
                                              $  9,562            $  8,033          $   17,595
                                              --------            --------          ----------
      Earnings before income taxes.........   $ 46,102            $ 72,881          $  118,983
Income taxes...............................   $ 18,210            $ 28,788          $   46,998
                                              --------            --------          ----------
      Net earnings.........................   $ 27,892            $ 44,093          $   71,985
                                              ========            ========          ==========
Basic earnings per share...................   $   0.46            $   0.73          $     1.19
                                              ========            ========          ==========
Weighted-average common shares outstanding.     60,565              60,593              60,579
                                              ========            ========          ==========
Diluted earnings per share.................   $   0.46            $   0.72          $     1.17
                                              ========            ========          ==========
Weighted-average common and dilutive
   potential common shares outstanding.....     61,285              61,257              61,271
                                              ========            ========          ==========